Inventories, Net - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Inventory, Work in Process and Raw Materials [Abstract]
Raw materials	¥ 90,957	$ 13,580	¥ 82,455
Work in progress	10,220	1,526	7,902
Finished goods	38,095	5,687	35,481
Inventory provision	(9,635)	(1,438)	(2,628)
Inventory, Net	¥ 129,637	$ 19,355	¥ 123,210